                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2007
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                            GlobalOptions Group, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                      333-117495                  73-1703260
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(State or other jurisdiction       (Commission                (IRS Employer
 of incorporation)                 File Number)            Identification No.)

     75 Rockefeller Plaza, 27th Floor
            New York, New York                                10019
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   (Address of principal executive offices)                  (zip code)

       Registrant's telephone number, including area code: (212) 445-6262
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      At a special meeting of the stockholders of GlobalOptions  Group,  Inc., a
Delaware  corporation (the  "Company"),  held on December 5, 2006, the Company's stockholders approved an amendment to the Company's Certificate of Incorporation
(the "Amendment") granting the Company's board of directors (the "Board"), until
December 31, 2007,  the power to effect a reverse  stock split such that one new share of common stock of the Company may be issued for any of five,  six, seven, eight,  nine or ten  shares of  outstanding  common  stock of the  Company  (the
"Reverse Split").

      At a meeting of the Board held on February  13,  2007,  the Board voted to set the  Reverse  Split  ratio at 1 to 8 and to file the  Amendment  (using such ratio  therein)  with  the  Secretary  of State of the  State of  Delaware.  The
Amendment  and  the  Reverse  Split  are  to  be  declared   effective  for  all
stockholders  upon the market  opening on March 6, 2007.  The  Company's  common stock will continue to trade on the OTC Bulletin Board on a split-adjusted basis when the market opens that day,  under the current  stock symbol GLOI. A copy of the  Amendment as filed with the  Secretary of State of the State of Delaware is attached as an exhibit hereto and incorporated herein by reference.

      In accordance with the Amendment,  fractional  shares of stock will not be issued as a result of the Reverse  Split.  Instead,  each holder of a fractional share shall be issued one full share of the Company's common stock. Stockholders will receive instructions by mail regarding the method of exchanging pre-Reverse
Split stock certificates for post-Reverse Split stock certificates.  Continental
Transfer & Trust Company is the Company's  common stock  transfer agent and will implement such exchange.

      Following the  effectiveness  of the Reverse Split,  the Company will make appropriate adjustments to the exercise price or conversion price and the number of  shares  of the  common  stock  underlying  outstanding  shares  of  Series A
Convertible  Preferred Stock, Series B Convertible Preferred Stock, warrants and options.

      A copy of the press release describing the Reverse Split is attached as an exhibit hereto and incorporated herein by reference.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
           YEAR

      See the disclosure  set forth under Item 3.03,  which is  incorporated  by reference into this Item 5.03.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.
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      The exhibits  listed in the  following  Exhibit Index are filed as part of this Report.

      Exhibit No.                          Description
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          3.1      Certificate of Amendment to the Certificate of Incorporation

         99.1      Press Release, dated February 22, 2007

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                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  February 23, 2007                GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
                                            ------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX

      Exhibit No.                          Description
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          3.1      Certificate of Amendment to the Certificate of Incorporation

         99.1      Press Release, dated February 22, 2007

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